Exhibit 99.1

Inspirato Announces Third Quarter Financial and Operating Results

Implemented reorganization plan, including consolidating dual class share structure, refreshing Board of Directors and executing plans with more than $40 million in annualized cost savings

Relentless focus on operating efficiencies in third quarter contributed to significant year-over-year
Adjusted EBITDA improvement

DENVER, October 28, 2024 – Inspirato Incorporated (“Inspirato” or the “Company”) (NASDAQ: ISPO), the premier luxury vacation club, today announced its 2024 third quarter financial and operating results.

Except as otherwise stated, all financial results discussed below are presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. As supplemental information, we have provided certain additional non-GAAP financial measures in this press release’s supplemental tables, and such supplemental tables include a reconciliation of these non-GAAP measures to our GAAP results. The sum of individual metrics may not always equal total amounts indicated due to rounding.

2024 Third Quarter Financial and Operating Results:

●	Third quarter 2024 total revenue of $69.1 million, a sequential increase of 3% from the second quarter and year-over-year decrease of 16% compared to the third quarter of 2023.
●	Gross Margin of $49.4 million, or 71% of revenue, compared to a gross margin of $20.6 million, or 25% of revenue in the third quarter of 2023. Gross margin included a non-recurring net gain of $29.9 million and asset impairment of $4.3 million in the third quarters of 2024 and 2023, respectively.
●	Net income of $6.6 million in the third quarter of 2024, compared to a net loss of $25.4 million in the comparable 2023 period.
●	Adjusted EBITDA loss, a non-GAAP measure defined below, of $3.4 million in the third quarter of 2024 compared to an Adjusted EBITDA loss of $9.2 million in the comparable 2023 period. Adjusted EBITDA loss improved by 63% year-over-year due to lower operating expenses.
●	Ended the quarter with approximately 11,700 members comprised of approximately 10,200 Inspirato Club members and approximately 1,500 Inspirato Pass members.

Management Commentary

Chairman and Chief Executive Officer, Payam Zamani, commented, “Inspirato is truly a great company with an incredible value proposition and mission of delivering exceptional experiences for our members and their families. Over the past few years, we got in our own way and lost focus on some of the fundamentals of operating a truly sustainable business while continually building on our foundation as a luxury travel club. In just a few short months since I joined as the CEO, we have made strides towards realigning this focus and we have also added a fresh and diverse perspective to our boardroom. Additionally, we optimized our cost structure, achieving more than $40 million in annualized savings to better align expenses with revenue. This provides us the flexibility needed to continue enhancing the quality of services for our members. I expect these changes – as well as a relentless focus on gross margin and EBTIDA margin expansion – will support profitability and positive free cash flow starting in 2025.”

2024 Guidance

Consistent with the prior quarter, the Company has removed 2024 financial guidance.

2024 Third Quarter Financial Results and Operational Metrics

The following table provides the components of gross margin for the three and nine months ended September 30, 2024 and 2023:

	Three Months Ended September 30,				Nine Months Ended September 30,
(Unaudited, in millions other than percentages)	2024	2023	% Change		2024	2023	% Change
Travel revenue	$42.6	$49.1	(13.2)%		$131.1	$152.2	(13.9)%
Subscription revenue	23.0	33.3	(31.0)%		76.3	105.9	(27.9)%
Rewards and other revenue	3.5	0.2	1,775.7%		9.3	0.3	3,323.8%
Total revenue	69.1	82.6	(16.3)%		216.7	258.4	(16.1)%
Cost of revenue	49.6	57.7	(14.0)%		149.3	182.5	(18.2)%
Asset impairments and (gain) on lease termination	(29.9)	4.3	n/m		(29.9)	34.3	n/m
Gross margin	$49.4	$20.6	140.0%		$97.3	$41.5	134.2%
Gross margin (%)	71%	25%	47	pp	45%	16%	29	pp

n/m = not meaningful

pp = percentage points

The following table provides a breakdown of Nights Delivered, Occupancy and ADR for the three and nine months ended September 30, 2024 and 2023:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Residences
Paid Nights Delivered	15,600	16,100	46,100	47,300
Total Nights Delivered	23,200	29,500	70,500	87,200
Occupancy	71%	73%	73%	74%
ADR	$1,624	$1,618	$1,724	$1,866

Hotels
Paid Nights Delivered (1)	7,900	10,300	25,300	32,300
Total Nights Delivered (1)	12,300	16,900	42,100	57,200
Occupancy (2)	82%	70%	76%	72%
ADR (1)	$1,105	$832	$1,063	$938

Total
Paid Nights Delivered (1)	23,500	26,500	71,400	79,600
Total Nights Delivered (1)	35,600	46,300	112,600	144,400
Occupancy (2)	73%	72%	73%	73%
ADR (1)	$1,449	$1,311	$1,492	$1,490

(1)	Includes net rate hotel nights.
(2)	Excludes net rate hotel nights as we purchase individual nights but do not have a total number of nights obligation.

Reconciliation of Non- GAAP Financial Measures

In addition to Inspirato’s results determined in accordance with GAAP, Inspirato uses Adjusted Net Loss, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow as part of its overall assessment of performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its Board concerning our business and financial performance. Inspirato believes that these non-GAAP financial measures provide useful information to investors about its business and financial performance, enhance their overall understanding of our past performance and future prospects, and allow for greater transparency with respect to metrics used by its management in their financial and operational decision making. Inspirato is presenting these non-GAAP financial measures to assist investors in seeing its business and financial performance through the eyes of management, and because we believe that these non-GAAP financial measures provide an additional tool for investors to use in comparing results of operations of our business over multiple periods with other companies in our industry.

There are limitations related to the use of these non-GAAP financial measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, our non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any measures derived in accordance with GAAP.

Inspirato provides a reconciliation of Adjusted Net Loss, Adjusted EBITDA, Adjusted EBTIDA Margin and Free Cash Flow to their respective related GAAP financial measures. Inspirato encourages investors and others to review our business, results of operations, and financial information in its entirety, not to rely on any single financial measure, and to view Adjusted Net Loss, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow in conjunction with their respective related GAAP financial measures.

Adjusted Net Loss. Adjusted Net Loss is a non-GAAP financial measure that Inspirato defines as net income (loss) and comprehensive income (loss) less fair value gains and losses on financial instruments, asset impairments and (gain) on lease termination, restructuring charges and other non-recurring professional fees.

The above items are excluded from Inspirato’s Adjusted Net Loss measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.

Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income (loss) and comprehensive income (loss) less interest, income taxes, depreciation and amortization, equity-based compensation expense, fair value gains and losses on financial instruments, asset impairments and (gain) on lease termination, restructuring charges and other non-recurring professional fees. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue for the same period.

The above items are excluded from Inspirato’s Adjusted EBITDA measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.

Free Cash Flow. Inspirato defines Free Cash Flow as net cash used in operating activities less purchases of property and equipment and development of internal-use software. Inspirato believes that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from operations, after purchases of property and equipment and development of internal-use software, that can be used for strategic initiatives, if any.

See below for reconciliations of non-GAAP financial measures.

Key Business and Other Operating Metrics

Inspirato uses a number of operating and financial metrics, including the following key business metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate financial projections and business plans, and make strategic decisions. Inspirato regularly reviews and may adjust processes for calculating its internal metrics to improve their accuracy.

Active Subscriptions. Inspirato uses Active Subscriptions to assess the adoption of its subscription offerings, which is a key factor in assessing penetration of the market in which it operates and a key driver of revenue. Inspirato defines Active Subscriptions as subscriptions as of the measurement date that are paid in full, as well as those for which Inspirato expects payment for renewal.

Average Daily Rates (“ADR”) and Total Occupancy. Inspirato defines ADR as the total paid travel revenue, divided by total paid nights, which includes Inspirato for Good (“IFG”) and Inspirato for Business (“IFB”), in both leased residences or hotel rooms and suites. ADR does not include Pass nights utilized. Occupancy is defined as all paid, Pass, IFG, IFB, employee and complimentary nights in all at-risk properties divided by the total number of at-risk nights available. Net-rate hotel partners are excluded from Hotel Occupancy as these are dependent on the hotel having capacity for Inspirato requests.

Inspirato Incorporated

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$69,114	$82,598	$216,741	$258,390
Cost of revenue (including depreciation of $1,677 and $2,323 during the three months ended September 30, 2024 and 2023, respectively, and $4,418 and $4,054 during the nine months ended September 30, 2024 and 2023, respectively)	49,620	57,726	149,345	182,498
Asset impairments and (gain) on lease termination	(29,895)	4,294	(29,895)	34,348
Gross margin	49,389	20,578	97,291	41,544
General and administrative (including depreciation of $377 and $141 during the three months ended September 30, 2024 and 2023, respectively, and $1,070 and $141 during the nine months ended September 30, 2024 and 2023, respectively)	19,795	21,651	48,438	56,238
Sales and marketing	7,209	9,369	24,707	24,388
Operations	5,269	9,345	17,058	24,607
Technology and development	1,728	2,678	6,044	9,365
Depreciation and amortization	1,010	998	3,024	2,992
Interest expense, net	454	1,731	1,150	1,204
Loss (gain) on fair value instruments	158	(267)	(3,675)	(543)
Restructuring charges	6,985	—	6,985	—
Other expense (income), net	8	3	(269)	381
Income (loss) and comprehensive income (loss) before income taxes	6,773	(24,930)	(6,171)	(77,088)
Income tax expense	151	492	351	909
Net income (loss) and comprehensive income (loss)	6,622	(25,422)	(6,522)	(77,997)
Net (income) loss and comprehensive (income) loss attributable to noncontrolling interests	(2,290)	8,769	3,410	35,028
Net income (loss) and comprehensive income (loss) attributable to Inspirato Incorporated	$4,332	$(16,653)	$(3,112)	$(42,969)

Earnings (Loss) Attributable to Inspirato Incorporated per Class A Share
Basic net income (loss) attributable to Inspirato Incorporated per Class A share	$0.77	$(4.87)	$(0.72)	$(12.87)
Diluted net income (loss) attributable to Inspirato Incorporated per Class A share	$0.62	$(4.87)	$(0.72)	$(12.87)

Inspirato Incorporated

Condensed Consolidated Balance Sheets

(in thousands, except par value, unaudited)

	September 30,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$13,479	$36,566
Restricted cash	10,660	5,700
Accounts receivable, net	2,525	3,306
Accounts receivable, net – related parties	842	842
Prepaid member travel	14,485	20,547
Prepaid expenses	3,982	6,135
Other current assets	1,894	1,744
Total current assets	47,867	74,840
Property and equipment, net	15,866	19,504
Goodwill	21,233	21,233
Right-of-use assets	183,405	209,702
Other noncurrent assets	4,954	5,448
Total assets	$273,325	$330,727

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$26,397	$22,748
Deferred revenue	135,791	160,493
Lease liabilities	55,276	61,953
Total current liabilities	217,464	245,194
Deferred revenue, noncurrent	28,267	17,026
Lease liabilities, noncurrent	137,363	196,875
Convertible note	21,642	23,854
Other noncurrent liabilities	3,166	2,476
Total liabilities	407,902	485,425

Commitments and contingencies

Equity (Deficit)
Class A Common Stock, par value $0.0001 per share, 50,000 shares authorized, 10,053 and 3,537 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	10	7
Class B Common Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of September 30, 2024 and December 31, 2023	—	—
Class V Common Stock, $0.0001 par value per share, 25,000 shares authorized, 0 and 2,907 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	—	6
Preferred Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of September 30, 2024 and December 31, 2023	—	—
Additional paid-in capital	154,307	255,527
Accumulated deficit	(288,894)	(285,782)
Total equity (deficit) excluding noncontrolling interest	(134,577)	(30,242)
Noncontrolling interests	—	(124,456)
Total equity (deficit)	(134,577)	(154,698)
Total liabilities and equity (deficit)	$273,325	$330,727

Inspirato Incorporated

Condensed Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(6,522)	$(77,997)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,512	7,047
Loss on disposal of fixed assets	216	589
Gain on fair value instruments	(3,675)	(543)
Asset impairments and (gain) on lease termination	(29,895)	34,348
Paid-in-kind interest	1,561	—
Equity‑based compensation	17,224	11,074
Amortization of right-of-use assets	45,262	63,408
Changes in operating assets and liabilities:
Accounts receivable, net	781	1,667
Accounts receivable, net – related parties	—	(185)
Prepaid member travel	6,062	2,275
Prepaid expenses	2,153	1,581
Other assets	(198)	(110)
Accounts payable and accrued liabilities	(3,258)	(3,594)
Deferred revenue	(13,461)	(18,828)
Lease liabilities	(48,067)	(66,137)
Other liabilities	591	—
Net cash used in operating activities	(22,713)	(45,405)

Cash flows from investing activities:
Development of internal-use software	(528)	(5,924)
Purchase of property and equipment	(4,305)	(4,807)
Net cash used in investing activities	(4,833)	(10,731)

Cash flows from financing activities:
Proceeds from the Note	—	25,000
Proceeds from the Investment Agreement	10,000	—
Payments of employee taxes for share based awards	(665)	(1,106)
Proceeds for purchases of shares for employee stock purchase plan	84	—
Proceeds from option exercises	—	1,659
Net cash provided by financing activities	9,419	25,553

Net decrease in cash, cash equivalents and restricted cash	(18,127)	(30,583)
Cash, cash equivalents and restricted cash – beginning of period	42,266	81,939
Cash, cash equivalents and restricted cash – end of period	$24,139	$51,356

Reconciliation of Net Income (Loss) to Adjusted Net Loss
	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, in thousands)	2024	2023	2024	2023
Net income (loss) and comprehensive income (loss)	$6,622	$(25,422)	$(6,522)	$(77,997)
Asset impairments and (gain) on lease termination	(29,895)	4,294	(29,895)	34,348
Loss (gain) on fair value instruments	158	(267)	(3,675)	(543)
Restructuring charges	6,985	—	6,985	—
Other non-recurring professional fees	1,828	—	1,828	—
Adjusted Net Loss	$(14,302)	$(21,395)	$(31,279)	$(44,192)

Reconciliation of Net Income (Loss) to Adjusted EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, in thousands other than percentages)	2024	2023	2024	2023
Net income (loss) and comprehensive income (loss)	$6,622	$(25,422)	$(6,522)	$(77,997)
Interest expense, net	454	1,731	1,150	1,204
Income tax expense	151	492	351	909
Depreciation and amortization	3,064	3,321	8,512	7,047
Equity‑based compensation	7,279	6,686	12,829	11,074
Loss (gain) on fair value instruments	158	(267)	(3,675)	(543)
Restructuring charges	6,985	—	6,985	—
Other non-recurring professional fees	1,828	—	1,828	—
Asset impairments and (gain) on lease termination	(29,895)	4,294	(29,895)	34,348
Adjusted EBITDA	$(3,354)	$(9,165)	$(8,437)	$(23,958)
Adjusted EBITDA Margin (1)	(4.9)%	(11.1)%	(3.9)%	(9.3)%

(1) We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue for the same period.

Reconciliation of Free Cash Flow
	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, in thousands)	2024	2023	2024	2023
Net cash used in operating activities	$(13,744)	$(11,721)	$(22,713)	$(45,405)
Development of internal-use software	(172)	(2,624)	(528)	(5,924)
Purchase of property and equipment	(1,135)	(1,223)	(4,305)	(4,807)
Free Cash Flow	$(15,051)	$(15,568)	$(27,546)	$(56,136)

2024 Third Quarter Earnings Call and Webcast

The Company invites you to join Chairman and CEO Payam Zamani, CFO Robert Kaiden, President David Kallery and SVP of Finance, Michael Arthur for a conference call on Tuesday, October 29 to discuss its 2024 third quarter operating and financial results.

To listen to the audio webcast and Q&A, please visit the Inspirato Investor Relations website at https://investor.inspirato.com. An audio replay of the webcast will be available on the Inspirato Investor Relations website shortly after the call.

Conference Call and Webcast:

Date/Time: Tuesday, October 29, 2024 at 9am MST
Webcast: https://edge.media-server.com/mmc/p/8cow2n3h

About Inspirato

Inspirato (NASDAQ: ISPO) is a members-only luxury vacation club that provides exclusive access to a portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning customers demand. The Inspirato portfolio includes exclusive luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s hopes, beliefs, intentions or strategies regarding the future or our future events or our future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would”, “guidance” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: future financial performance and future business, strategic and operational initiatives and results. These forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties may relate to, among other things:

●	Our partnership with Capital One Services, LLC (“Capital One”);
●	Our ability to service our outstanding indebtedness and satisfy related covenants;

●	The impact of changes to our executive management team;
●	Our ability to comply with the continued listing standards of Nasdaq and the continued listing of our securities on Nasdaq;
●	Changes in our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans;
●	The implementation, market acceptance and success of our business model, growth strategy and new products;
●	Our expectations and forecasts with respect to the size and growth of the travel and hospitality industry;
●	The ability of our services to meet members’ needs;
●	Our ability to compete with others in the luxury travel and hospitality industry;
●	Our ability to attract and retain qualified employees and management;
●	Our ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand our destination or other product offerings and gain market acceptance of our services, including in new geographic areas;
●	Our ability to develop and maintain our brand and reputation;
●	Developments and projections relating to our competitors and industry;
●	The impact of natural disasters, acts of war, terrorism, widespread global pandemics or illness on our business and the actions we may take in response to them;
●	Expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”);
●	Our future capital requirements and sources and uses of cash;
●	The impact of our reduction in workforce on our expenses;
●	The impact of market conditions on our financial condition and operations, including fluctuations in interest rates and inflation;
●	Our ability to obtain funding for our operations and future growth;
●	Our ability to generate positive cash flow from operations, achieve profitability, and obtain additional financing or access the capital markets to manage our liquidity;
●	The impact on our liquidity as a result of the obligations in our contractual agreements, including covenants therein;
●	The impact of the One Planet Group investment agreement and financing; and
●	Our business, expansion plans and opportunities and other strategic alternatives that we may consider, including, but not limited to, mergers, acquisitions, investments, divestitures, and joint ventures.

We caution you that the foregoing list does not contain all of the forward-looking statements made in this press release. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. Actual results are subject to numerous risks and uncertainties, including those related to the factors described above and as detailed in Part I, Item 1A of our most recent Annual Report on Form 10-K (“Form 10-K”) filed with the Securities and Exchange Commission (“SEC”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part I, Item 2 on our Form 10-Q and in Part II, Item 7 of our Form 10-K and those discussed in other documents we file with the SEC.

Should one or more of the risks or uncertainties described herein or in any other documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

Investors should consider the risks and uncertainties described herein and should not place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Contacts:

Investor Relations:

ir@inspirato.com

Media Relations:

Inspirato:

communications@inspirato.com